Exhibit 99.1

Contact: Brynn McGuire
BSQUARE Corporation
(425) 519-5900
investorrelations@bsquare.com

BSQUARE Founder William Baxter Steps Down as Chairman and CEO; Brian Crowley
Succeeds as CEO, Donald Bibeault Elected Member, Chairman of BSQUARE Board
Baxter will remain on BSQUARE Board and run Power Handheld business

BELLEVUE, WA, July 24, 2003 – BSQUARE Corporation (Nasdaq: BSQR) today announced that company founder William T. Baxter has stepped down as chairman and chief executive officer effective today. Baxter will remain on BSQUARE’s board of directors and serve as chief technology officer focusing on the company’s Power Handheld reference design business. Before stepping down, Baxter nominated Brian T. Crowley, BSQUARE’s vice president of product development, to succeed him as CEO. Baxter also nominated Donald B. Bibeault to serve on BSQUARE’s board of directors and replace him as chairman. The board approved Crowley’s appointment to CEO and a seat on the board of directors and elected Bibeault to the position of board chairman effective today.

“The past few years have been a challenging time for all of BSQUARE’s stakeholders, not the least for me personally,” Baxter said. “As we struggled to adapt the company’s organization and business model to the realities of the current economic climate, I felt personally obligated to remain in charge and lead that effort until we had achieved our goal. With today’s announcement of our second quarter results, it is apparent that the company has turned a corner and is on track for steady growth and a return to profitability within the next few quarters. As a result, it is time for me to step aside and make way for others who can lead the company to that goal and beyond.”

BSQUARE Director Scot Land commented, “Bill Baxter has been both a visionary leader and the intellectual soul of BSQUARE. His tenure as CEO of BSQUARE has seen enormous upheavals in the markets we serve. Bill has led the company to new market and product opportunities while maintaining best-in-class engineering practices. As Bill assumes the CTO position, I believe he will continue to lead and drive the BSQUARE Power Handheld business with vision and persistence.”

Baxter continued, “As a member of our executive team, Brian Crowley has demonstrated that he is a strong leader and strategic thinker, capable of making hard decisions and solving complex problems. He understands our strengths and the demands of our marketplace, and I am excited that he has agreed to assume the CEO position. I am equally delighted that Don Bibeault has agreed to serve as board chairman. Approximately three months ago I engaged Don to work with the management team to provide guidance in our turnaround efforts. During that time, Don has come to know our business intimately and proved to be an invaluable advisor. I believe his new position as chairman will enable him to play an ever more positive role in the company’s future.”

The company also announced the resignation of Jeffrey T. Chambers from his board seat effective today.

BRIAN T. CROWLEY

Brian Crowley has 20 years of executive leadership and operations experience with software and services businesses. Since joining BSQUARE in April 2002, he has led the engineering team as vice president of product development and also spearheaded the company’s strategic planning initiatives. Previously, he served as vice president of marketing and then vice president of engineering at DataChannel, a vendor and integrator of enterprise portal software. Prior to Datachannel, Crowley held several executive leadership roles in technology companies including Applied Microsystems Corporation, an embedded hardware and software developer, where he held the positions of General Manager of Applied’s Motorola Products and Quality Assurance Products divisions. Brian holds a BS in Electrical Engineering from Arizona State University.

DONALD B. BIBEAULT

As an independent consultant, Don Bibeault has won broad recognition for turning around under performing companies. During a career that has spanned more than 30 years; he has served as chairman, CEO, or chief operating officer of numerous corporations, including Pacific States Steel, PLM International, Best Pipe and Steel, Inc., Ironstone Group, Inc., American National Petroleum, Inc., Tyler-Dawson Supply and Iron Oak Supply Corporation. He has also served as special turnaround advisor to the CEOs of Silicon Graphics Inc., Varity Corporation, and Yipes Networks. He has been a member of the Board of Overseers of Columbia Business School, a trustee of Golden Gate University and a member of the University of Rhode Island Business Advisory Board. Don holds a BS in Electrical Engineering from the University of Rhode Island, a MBA from Columbia University and a PhD from Golden Gate University. His best selling book “Corporate Turnaround” has been in print for more than twenty years and was the first comprehensive text in the field of turnaround management.

This release and the second quarter results release of today are available at www.bsquare.com.

Conference Call

Management will hold its regularly scheduled quarterly conference call today, Thursday, July 24, 2003, at 2:00 PM Pacific Daylight Time. To access the call, please dial (706) 634-1118 and reference BSQUARE or confirmation #:1817359. The call may also be accessed by web cast at www.BSQUARE.com in the investor relations section. A web cast replay will be available for one year following the call.

About BSQUARE

BSQUARE accelerates the development, deployment, and management of next-generation smart devices and applications. For nearly a decade, BSQUARE has provided more than 150 world-class manufacturers, integrators, and service providers with the building blocks necessary to design, develop, and test innovative products quickly and cost effectively. The company’s suite of products and services includes Device Development Solutions, Wireless Solutions, and Custom Engineering Services. BSQUARE offers its customers deep expertise in the latest hardware and software, providing critical engineering services that have resulted in the successful launch of hundreds of new products and applications. For more information, visit BSQUARE at www.bsquare.com or call 888-820-4500

BSQUARE is a registered trademark of BSQUARE Corporation. All other product and company names herein may be trademarks of their respective owners.

     This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to our sales, customer prospects, profitability, financial goals, revenue targets, cash usage and projected financial results. The words “believe,” “expect,” “intend,” “anticipate,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Our forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those projected. Factors that could affect our actual results include a decline in the market for our products, technology licenses and services, a decline in the market for Windows-based or other smart devices or the failure of this market to develop as anticipated, adverse changes in macro-economic conditions, our ability to successfully implement, execute and make adjustments in our business strategy, business model or product offerings to meet the needs of our current, new and potential customers, risks associated with the effects of our restructurings and our ability to successfully support our operations, competition and intellectual property risks. In addition, demand for our Power Handheld based devices is uncertain and will be affected by a variety of business and economic conditions, including customer-ordering patterns. Major health concerns, such as the possible spread of the SARS illness, could also adversely affect our manufacturing strategy and customer ordering patterns. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in BSQUARE’s Annual Report on Form 10-K for the year ended December 31, 2002 in the section entitled “Risk Factors” and in our subsequent Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.